Mercury Simplifies Its Organizational Structure to Align with Strategy, Appoints Chief Operating Officer ANDOVER, Mass. – Jan. 17, 2024 – Mercury Systems, Inc. (NASDAQ: MRCY, www.mrcy.com), a technology company that delivers mission-critical processing power to the edge, today announced a simplified organizational structure aligned with its strategy to drive growth and value for all stakeholders. Mercury will go from having two divisions to one unified structure that incorporates multiple business units and supporting functions. With this change, the company named Roger Wells Chief Operating Officer, effective January 22, reporting to Mercury Chairman and CEO Bill Ballhaus. “Consolidating into a single, simplified organization is an important step toward converting our strong pipeline and bookings to deliver results for all stakeholders, and we expect to further optimize our structure in the year ahead,” said Bill Ballhaus. “This integrated approach will clarify accountability, eliminate redundancy, and leverage our unique, end-to-end Mercury Processing Platform for growth.” “In his previous role leading our Microelectronics division, Roger delivered strong results and demonstrated an exceptional aptitude for scaling business operations and expanding and converting pipeline opportunities. I am very pleased that he has taken on this role as we continue to transform the company.” The simplification of Mercury’s structure is also reflected in changes made to streamline the leadership team. Chief Growth Officer Christine Harbison and EVP of Execution Excellence Allen Couture will be leaving Mercury. They will stay on for a short period to help ensure a seamless transition to the new organizational structure. “Christine and Allen made significant contributions to help mature our business and build the foundation for our next chapter,” said Ballhaus. “We are grateful for their efforts.” Mercury Systems – Innovation that matters® Mercury Systems is a technology company that delivers mission-critical processing power to the edge, making advanced technologies profoundly more accessible for today’s most challenging aerospace and defense missions. The Mercury Processing Platform allows customers to tap into innovative capabilities from silicon to system scale, turning data into decisions on timelines that matter. Mercury’s products and solutions are deployed in more than 300 programs and across 35 countries, enabling a broad range of applications in mission computing, sensor processing, command and control, and communications. Mercury is headquartered in Andover, Massachusetts, and has 24 locations worldwide. To learn more, visit mrcy.com. (Nasdaq: MRCY)

Forward-Looking Safe Harbor Statement This press release contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the Company's focus on enhanced execution of the Company's strategic plan under a refreshed Board and leadership team. You can identify these statements by the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. federal government shutdown or extended continuing resolution, effects of geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in or cost increases related to completing development, engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. government’s interpretation of, federal export control or procurement rules and regulations, changes in, or in the interpretation or enforcement of, environmental rules and regulations, market acceptance of the Company's products, shortages in or delays in receiving components, supply chain delays or volatility for critical components such as semiconductors, production delays or unanticipated expenses including due to quality issues or manufacturing execution issues, failure to achieve or maintain manufacturing quality certifications, such as AS9100, the impact of the COVID pandemic and supply chain disruption, inflation and labor shortages, among other things, on program execution and the resulting effect on customer satisfaction, inability to fully realize the expected benefits from acquisitions, restructurings, and execution excellence initiatives or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements and impacts from any cyber or insider threat events, changes in tax rates or tax regulations, such as the deductibility of internal research and development, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, which difficulties may be impacted by the termination of the Company’s announced strategic review initiative, unanticipated challenges with the transition of the Company’s Chief Executive Officer and Chief Financial Officer roles, including any dispute arising with the former CEO over his resignation, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2023 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward looking statement to reflect events or circumstances after the date on which such statement is made. The views and conclusions contained herein are those of the authors and should not be interpreted as necessarily representing the official policies or endorsements, either expressed or implied of the U.S. Government.

INVESTOR CONTACT Nelson Erickson Senior Vice President, Strategy and Corporate Development Nelson.Erickson@mrcy.com MEDIA CONTACT Turner Brinton Senior Director, Corporate Communications Turner.Brinton@mrcy.com